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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 17, 2005


                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                 Number)               Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                         -------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV.) Corporation
              ----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

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ITEM 1.01. Entry into a Material Definitive Agreement.


On August 12, 2005, Global Aircraft Solutions, Inc.'s (the "Registrant") wholly owed subsidiary, Hamilton Aerospace Technologies, Inc. ("HAT") entered into an exclusive five (5) year maintenance contract with the new Mexican Airline, Avolar. Under the terms of this contract, HAT will provide all maintenance services including turn-around line maintenance and scheduled heavy maintenance as well as parts support. Avolar's fleet is made up of exclusively Boeing 737-300 and 737-500 aircraft. Initially, the maintenance will be conducted by HAT in a maintenance facility in Tijuana, Mexico or at HAT's facility in Tucson, Arizona.




ITEM 9.01. Financial Statements and Exhibits


(c)  Exhibits

     Exhibit No.                           Document
     -----------      --------------------------------------------------------

     99.1             Press Release of Global Aircraft Solutions, Inc. issued
                      August 15, 2005.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2005
                                            Global Aircraft Solutions, Inc.
                                            (Registrant)


                                            By: /s/ John Sawyer
                                            ------------------------------------
                                            Name:   John Sawyer
                                            Title:  President